Exhibit 99.1

EXECUTION COPY

INSTRUMENT OF APPOINTMENT AND ACCEPTANCE

OF SUCCESSOR TRUSTEE

This Instrument of Appointment and Acceptance of Successor Trustee (the “Agreement”), dated as of February 28, 2013, is by and among BANK OF AMERICA, NATIONAL ASSOCIATION, as master servicer (the “Master Servicer”), U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), as successor trustee (the “Successor Trustee”), and CITIBANK, N.A. (“Citibank”), as predecessor trustee (the “Predecessor Trustee”), and is entered into by the parties pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 11, 2011 (as amended, the “Pooling Agreement”), by and among CCRE Commercial Mortgage Securities, L.P., as depositor (the “Depositor”), the Master Servicer, as master servicer, LNR Partners, LLC, as special servicer (the “Special Servicer”), Trimont Real Estate Advisors, Inc. as operating advisor, and Citibank, as certificate administrator and as trustee for the holders of the CFCRE Commercial Mortgage Trust 2011-C2 Commercial Mortgage Pass-Through Certificates, Series 2011-C2. Capitalized teinis used but not defined herein shall have the respective meanings assigned thereto in the Pooling Agreement.

WITNESSETH

WHEREAS, pursuant to that Notice of Resignation dated the date hereof, Citibank resigned as trustee under the Pooling Agreement; and

WHEREAS, the Master Servicer desires to appoint U.S. Bank as Successor Trustee, and U.S. Bank desires to accept its appointment as Successor Trustee, in each case effective as of the date hereof;

NOW, THEREFORE, in consideration of the mutual covenants and premises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Appointment and Acceptance. In connection with the resignation of Citibank as Trustee, the Master Servicer hereby appoints U.S. Bank as Successor Trustee pursuant to Section 8.07 of the Pooling Agreement, and U.S. Bank hereby acknowledges and accepts such appointment pursuant to Section 8.08 of the Pooling Agreement, in each case effective as of the date hereof. The parties hereto agree that upon execution of this Agreement, U.S. Bank, as Successor Trustee, shall become fully vested with all the rights, powers, duties and obligations of, and the Successor Trustee hereby assumes all of the duties and obligations of, the Trustee under the Pooling Agreement, with like effect as if originally named Trustee therein.

2. Representations and Warranties of Predecessor Trustee. The Predecessor Trustee represents and warrants as follows:

(a) As of the date hereof, it has delivered to the Successor Trustee any documents in its possession required to be delivered to the Successor Trustee.

(b) (i) To its knowledge, no Event of Default and no event which with the giving of notice or lapse of time, or both, would become an Event of Default, exists under the Pooling Agreement, (ii) it is in compliance with each of its obligations and responsibilities under the Pooling Agreement, and (iii) there is no action, suit or proceeding pending or threatened against it before any court or governmental authority arising out of any action or omission by it under the Pooling Agreement.

(c) This Agreement has been duly authorized, executed and delivered on behalf of the Predecessor Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d) The resignation of the Predecessor Trustee is in accordance with the terms of the Pooling Agreement, and all conditions precedent required of the Predecessor Trustee relating to the appointment of the Successor Trustee as successor Trustee under the Pooling Agreement have been complied with by the Predecessor Trustee.

3. Covenants of Predecessor Trustee. The Predecessor Trustee hereby covenants that it will in a timely manner deliver any and all endorsements and assignments required to convey legal and record title to all documents contained in the Mortgage Files to the Successor Trustee (it being understood that Citibank will not physically transfer the aforementioned endorsements and assignments, as Citibank currently holds, and on and after the date hereof will continue to hold, such files in its capacity as Custodian under the Pooling Agreement).

4. Representations, Warranties of Master Servicer. The Master Servicer hereby represents and warrants as follows:

This Agreement has been duly authorized, executed and delivered on behalf of the Master Servicer and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law).

5. Representations, Warranties and Covenants of Successor Trustee. The Successor Trustee hereby represents, warrants and covenants as follows:

(a) The Successor Trustee will perform and fulfill on and after the date hereof, each covenant, agreement, condition, obligation and responsibility of the Trustee under the Pooling Agreement.

(b) This Agreement has been duly authorized, executed and delivered on behalf of the Successor Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law).

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(c) Pursuant to Section 8.08(b) of the Pooling Agreement, U.S. Bank hereby represents and warrants it is eligible to serve as Successor Trustee under the provisions of Section 8.06 of the Pooling Agreement.

(d) All conditions precedent required of the Successor Trustee relating to the appointment of the Successor Trustee as successor Trustee under the Pooling Agreement have been complied with by the Successor Trustee.

6. Notice.

(a) The Predecessor Trustee agrees to provide, or cause to be provided the notices required under Sections 8.07(a) and 11.06(a) of the Pooling Agreement regarding the resignation, as of the date hereof, of the Predecessor Trustee to the Depositor, the Master Servicer, the Special Servicer, the Operating Advisor, the 17g-5 Information Provider, each Rating Agency, the Certificateholders and each Companion Loan Holder.

(b) The Predecessor Trustee agrees to provide (i) on behalf of the Successor Trustee a written copy of this Agreement to each of the Depositor, the Master Servicer and the Special Servicer, and (ii) on behalf of the Depositor, notice of the appointment of the Successor Trustee to the Certificateholders and each Companion Loan Holder, each as required under Section 8.08(a) of the Pooling Agreement.

7. Costs. The Predecessor Trustee shall pay (i) all reasonable costs and expenses incurred by the Master Servicer in connection with the appointment of the Successor Trustee and the execution and delivery of this Agreement, and (ii) all costs and expenses incurred in connection with the preparation and delivery of the assignment and endorsement to the Successor Trustee of any Mortgage Loan documents.

8. Rating Agency Confirmation. Pursuant to Section 8.06 and Section 8.08 of the Pooling Agreement and the definition of No Downgrade Confirmation in Article I thereof, attached hereto as Exhibit A and Exhibit B is written confirmation from each of Fitch and Moody’s, respectively, that (i) the appointment of U.S. Bank as Successor Trustee, and (ii) the current rating of Citibank in its capacity as Certificate Administrator, in each case will not cause such Rating Agency to withdraw, qualify, or downgrade any of the current ratings assigned thereby to any of the Certificates. In addition, attached hereto as Exhibit C, Exhibit D and Exhibit E is written confirmation from each of Fitch, Moody’s and KBRA, respectively that (i) the appointment of U.S. Bank as Successor Trustee, and (ii) the current rating of Citibank in its capacity as Certificate Administrator, in each case will not cause such Rating Agency to withdraw, qualify, or downgrade any of the current ratings assigned thereby to any of the COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates issued by the securitization trust holding the RiverTown Crossings Mall Companion Loan.

9. Assignment of Interests in Intercreditor Agreements. In connection with any intercreditor agreement, mezzanine intercreditor agreement, co-lender agreement, participation agreement or any similar agreement (each, an “Intercreditor Agreement” and collectively, the “Intercreditor Agreements”) in which the Trust formed under the Pooling Agreement has an interest, the Predecessor Trustee assigns any and all interest it may have therein on behalf of the Trust to the Successor Trustee. To the extent required in each Intercreditor Agreement, the Successor Trustee, from and after the date hereof, hereby (i) agrees to be bound by the terms of such Intercreditor Agreement, (ii) makes any representations required therein to be made in connection with such assignment, and (iii) assumes all rights and obligations as assignee thereunder.

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10. Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

11. Effect on Pooling Agreement. In no event shall this Agreement be construed as a modification, waiver (by the Certificateholders) or amendment of the terms of the Pooling Agreement.

12. Opinions. U.S. Bank, as Successor Trustee, shall provide to the Master Servicer (i) a favorable opinion of counsel, dated as of the date hereof, addressing the enforceability of the Pooling Agreement against such party, subject to such limitations as are reasonably acceptable to the Master Servicer and its counsel, and such other matters as the Master Servicer may reasonably request, and (ii) from in-house counsel for the Successor Trustee, a favorable opinion, dated as of the date hereof, in faun and substance reasonably acceptable to the Master Servicer.

13. Corporate Trust Office. References in the Pooling Agreement to the “Corporate Trust Office” and the address of the Trustee in Section 11.04 of the Pooling Agreement shall be deemed to refer to the corporate trust office of the Successor Trustee, which is presently located at: U.S. Bank National Association, 190 S. LaSalle, 7th Floor, Mail Code: MK-IL-SL7C, Chicago, Illinois 60603, Attention: Corporate Trust Services – CFCRE 2011-C2, facsimile number: (312) 332-7993.

14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall be deemed to constitute one and the same instrument.

15. Limitation on Liability. The parties hereto agree that this Agreement does not constitute an assumption by the Successor Trustee of any liability of the Predecessor Trustee arising out of any action or inaction by the Predecessor Trustee under the Pooling Agreement prior to the date hereof.

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16. Delivery of Documents. The Predecessor Trustee hereby agrees promptly to provide to the Successor Trustee all documents, files, and other materials in its possession which are necessary for the Successor Trustee to perform its duties as Successor Trustee. The Successor Trustee shall provide an executed power of attorney to each of the Master Servicer and the Special Servicer within 10 Business Days of execution of this Agreement or, upon request of the Successor Trustee, such longer period as the Master Servicer and Special Servicer shall agree.

[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BANK OF AMERICA, NATIONAL ASSOCIATION as Master Servicer

By:	/s/ Robert H. Cox
Name:	Robert H. Cox
Title:	Director

U.S. BANK NATIONAL ASSOCIATION as Successor Trustee

By:	/s/ Laura Debolt
Name:	LAURA DEBOLT
Title:	VICE PRESIDENT

CITIBANK, N.A. as Predecessor Trustee

By:	/s/ John Hannon
Name:	John Hannon
Title:	Vice President

Signature Page – Instrument of Appointment – CFCRE 2011-C2

EXHIBIT A

[Fitch Ratings Confirmation Letter]

A-1

Edwards, Camille

Subject:                                                      CFCRE 2011-C2 — Fitch Waiver

From: Scarlett.Shao@fitchratings.com [mailto:Scarlett.Shao@fitchratings.com]

Sent: Monday, December 03, 2012 1:26 PM

To: Hannon, John [ICG-GTS]

Subject: Fw: RAC Request: CFCRE 2011-C2 - Fitch

John,

The role of the trustee does not have direct impact to the ratings of the transaction. As such, Fitch waives its right to review this request.

Thank you,

Scarlett Shao

Fitch Ratings-Structured Finance

One State Street Plaza 28th Floor

New York, NY 10004

P: 212-908-9169

F: 212-908-0267

scarlett.shao@fitchratings.com

Click here for the SF 4 Years On web portal

—Forwarded by Scarlett Shao/SF/NYC/F-I on 12/03/2012 01:15 PM—
From:	CMBS Surveillance Mailbox
To:	Scarlett Shao/SF/NYC/F-I@F-I
Date:	12/03/2012 01:00 PM
Subject:	Re: RAC Request: CFCRE 2011-C2 - Fitch
Sent by:	Darren Liss

“Hannon, John” <john.hannon@citi.com>	To ‘“info.cmbs@fitchratings.com”’ <info.cmbs@fitchratings.com>
cc “Schluter, Karen” <karen.schluter@citi.com >, “Cupo, Jennifer”
12-03-2012 11:48 AM	<jennifer.cupo@citi.com>
Subject RAC Request: CFCRE 2011-C2 - Fitch

Good Afternoon,

Please find attached our request for a No Downgrade Confirmation for CFCRE Commercial Mortgage Trust 2011-C2 Commercial Mortgage Pass-Through Certificates, Series 2011-C2.

Please let me know if you have any questions or require any additional information.

Thank you in advance.

John Hannon

Vice President

Global Transaction Services

Citi

388 Greenwich Street, 14th Floor

New York, New York 10013

(P) 212-816-5693

1

EXHIBIT B

[Moody’s Ratings Confirmation Letter]

B-1

Announcement: Moody’s: No negative rating impact on the appointment of U.S. Bank National Association as successor Trustee and successor Collateral Agent and Citibank continuing as Certificate Administrator and Paying Agent in CMBS Transactions

Global Credit Research - 21 Dec 2012

New York, December 21, 2012 — Moody’s has determined that the following actions (the “Proposal”): (1) the appointment of U.S. Bank National Association (“U.S. Bank”) as successor Trustee following the resignation of Citibank from such capacity; (2) the appointment of U.S. Bank as successor CMBS Trustee following the resignation of Citibank from such capacity; (3) the appointment of U.S. Bank as successor Collateral Agent following the resignation of Citibank from such capacity; and (4) Citibank continuing in its capacity as Certificate Administrator and Paying Agent, each will not, in and of itself and at this time, result in a downgrade or withdrawal of the current ratings of the following transactions, as applicable:

7 WTC Depositor, LLC Trust 2012-WTC Commercial Pass-Through Certificates, Series 2012-7WTC and New York Liberty Development Corporation Liberty Revenue Refunding Bonds, Series 2012

CFCRE Commercial Mortgage Trust 2011-C1 Commercial Mortgage Pass-Through Certificates, Series 2011-C1

CFCRE Commercial Mortgage Trust 2011-C2 Commercial Mortgage Pass-Through Certificates, Series 2011-C2

DDR I Depositor LLC Trust 2009 Commercial Mortgage Pass-Through Certificates, Series 2009-DDR I

Citibank’s Proposal includes the following features: (1) Amounts on deposit in the transactions’ segregated trust accounts held by Citibank (the “Accounts”) meet Moody’s current rating implementation guidance as outlined in “The Temporary Use of Cash in Structured Transactions: Eligible Investment Guidelines”, dated December 9, 2008; (2) If Moody’s changes its applicable criteria or ratings implementation guidance, so that Moody’s rating of Citibank at such time is below the applicable minimum rating threshold required to hold funds overnight in segregated trust accounts for the above transactions, within 30 days Citibank will establish an Eligible Account with an Eligible Institution into which Citibank will deposit, on the same day as receipt, all amounts remitted to the transaction’s Distribution Account, so as to avoid holding any transaction funds overnight. If Citibank’s rating falls below the applicable minimum threshold to hold transaction funds intraday, then Citibank will arrange for all transaction funds to be deposited only in an Eligible Account.

Moody’s opinion addresses only the credit impact associated with the Proposal, and Moody’s is not expressing any opinion as to whether the Proposal has, or could have, other non-credit related effects that may have a detrimental impact on the interests of certificateholders or transaction parties for the Deal.

Moody’s has assessed Citibank’s Proposal, described above, as a result of the downgrade of Citibank to A3 / P-2 on June 21, 2012. Moody’s has assessed the probability and impact of a default of Citibank on the ability of the Issuer to meet its obligations under the transaction, including the impact to the transaction resulting from the loss of any cash held by Citibank should it default and any transaction-related loss that may be incurred after that time due to any delay in redirecting payments to a new account or taking any other appropriate action.

In assessing the Proposal, Moody’s has considered the rating implementation guidance entitled “The Temporary Use of Cash in Structured Transactions: Eligible Investment Guidelines” published in December 2008. Please see the Credit Policy page on www.moodys.com for a copy of this rating implementation guidance.

Moody’s notes that on July 2, 2012, it released a Request for Comment, in which the rating agency has requested market feedback on potential changes to its rating implementation guidance for the temporary use of cash in structured finance transactions. Please refer to Moody’s Request for Comment, entitled ‘The Temporary Use of Cash in Structured Finance Transactions: Eligible Investment and Bank Guidelines: Request for Comment” for further details regarding the implications of the proposed methodology changes on Moody’s ratings.

Sandra Ruffin

VP - Senior Credit Officer

Structured Finance Group

Moody’s Investors Service, Inc.

250 Greenwich Street

New York, NY 10007

U.S.A

JOURNALISTS: 212-553-0376

SUBSCRIBERS: 212-553-1653

Michael Gerdes

MD - Structured Finance

Structured Finance Group

JOURNALISTS: 212-553-0376

SUBSCRIBERS: 212-553-1653

Releasing Office:

Moody’s Investors Service, Inc.

250 Greenwich Street

New York, NY 10007

U.S.A

JOURNALISTS: 212-553-0376

SUBSCRIBERS: 212-553-1653

© 2013 Moody’s Investors Service, Inc. and/or its licensors and affiliates (collectively, “MOODY’S”). All rights reserved.

CREDIT RATINGS ISSUED BY MOODY’S INVESTORS SERVICE, INC. (“MIS”) AND ITS AFFILIATES ARE MOODY’S CURRENT OPINIONS OF THE RELATIVE FUTURE CREDIT RISK OF ENTITIES, CREDIT COMMITMENTS, OR DEBT OR DEBT-LIKE SECURITIES, AND CREDIT RATINGS AND RESEARCH PUBUCATIONS PUBLISHED BY MOODY’S (“MOODY’S PUBLICATIONS”) MAY INCLUDE MOODY’S CURRENT OPINIONS OF THE RELATIVE FUTURE CREDIT RISK OF ENTITIES, CREDIT COMMITMENTS, OR DEBT OR DEBT-LIKE SECURITIES. MOODY’S DEFINES CREDIT RISK AS THE RISK THAT AN ENTITY MAY NOT MEET ITS CONTRACTUAL, FINANCIAL OBLIGATIONS AS THEY COME DUE AND ANY ESTIMATED FINANCIAL LOSS IN THE EVENT OF DEFAULT. CREDIT RATINGS DO NOT ADDRESS ANY OTHER RISK, INCLUDING BUT NOT LIMITED TO: LIQUIDITY RISK, MARKET VALUE RISK, OR PRICE VOLATILITY. CREDIT RATINGS AND MOODY’S OPINIONS INCLUDED IN MOODY’S PUBLICATIONS ARE NOT STATEMENTS OF CURRENT OR HISTORICAL FACT. CREDIT RATINGS AND MOODY’S PUBUCATIONS DO NOT CONSTITUTE OR PROVIDE INVESTMENT OR FINANCIAL ADVICE, AND CREDIT RATINGS AND MOODY’S PUBLICATIONS ARE NOT AND DO NOT PROVIDE RECOMMENDATIONS TO PURCHASE, SELL, OR HOLD PARTICULAR SECURITIES. NEITHER CREDIT RATINGS NOR MOODY’S PUBLICATIONS COMMENT ON THE SUITABILITY OF AN INVESTMENT FOR ANY PARTICULAR INVESTOR. MOODY’S ISSUES ITS CREDIT RATINGS AND PUBLISHES MOODY’S PUBLICATIONS WITH THE EXPECTATION AND UNDERSTANDING THAT EACH INVESTOR VVILL MAKE ITS OWN STUDY AND EVALUATION OF EACH SECURITY THAT IS UNDER CONSIDERATION FOR PURCHASE, HOLDING, OR SALE.

ALL INFORMATION CONTAINED HEREIN IS PROTECTED BY LAW, INCLUDING BUT NOT LIMITED TO, COPYRIGHT LAW, AND NONE OF SUCH INFORMATION MAY BE COPIED OR OTHERWISE REPRODUCED, REPACKAGED, FURTHER TRANSMITTED, TRANSFERRED, DISSEMINATED, REDISTRIBUTED OR RESOLD, OR STORED FOR SUBSEQUENT USE FOR ANY SUCH PURPOSE, IN WHOLE OR IN PART, IN ANY FORM OR MANNER OR BY ANY MEANS WHATSOEVER, BY ANY PERSON WITHOUT MOODY’S PRIOR WRITTEN CONSENT. All information contained herein is obtained by MOODY’S from sources believed by it to be accurate and reliable. Because of the possibility of human or mechanical error as well as other factors, however, all information contained herein is provided “AS IS” without warranty of any kind. MOODY’S adopts all necessary measures so that the information it uses in assigning a credit rating is of sufficient quality and from sources Moody’s considers to be reliable, including, when appropriate, independent third-party sources. However, MOODY’S is not an auditor and cannot in every instance independently verify or validate information received in the rating process. Under no circumstances shall MOODY’S have any liability to any person or entity for (a) any loss or damage in whole or in part caused by, resulting from, or relating to, any error (negligent or otherwise) or other circumstance or contingency within or outside the control of MOODY’S or any of its directors, officers, employees or agents in connection with the procurement, collection, compilation, analysis, interpretation, communication, publication or delivery of any such information, or (b) any direct, indirect, special, consequential, compensatory or incidental damages whatsoever (including without limitation, lost profits), even if MOODY’S is advised in advance of the possibility of such damages, resulting from the use of or inability to use, any such information. The ratings, financial reporting analysis, projections, and other observations, if any, constituting part of the information contained herein are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each user of the information contained herein must make its own study and evaluation of each security it may consider purchasing, holding or selling. NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE ACCURACY, TIMELINESS, COMPLETENESS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY SUCH RATING OR OTHER OPINION OR INFORMATION IS GIVEN OR MADE BY MOODY’S IN ANY FORM OR MANNER WHATSOEVER.

MIS, a wholly-owned credit rating agency subsidiary of Moody’s Corporation (“MCO”), hereby discloses that most issuers of debt securities (including corporate and municipal bonds, debentures, notes and commercial paper) and preferred stock rated by MIS have, prior to assignment of any rating, agreed to pay to MIS for appraisal and rating services rendered by it fees ranging from $1,500 to approximately $2,500,000. MCO and MIS also maintain policies and procedures to address the independence of MIS’s ratings and rating processes. Information regarding certain affiliations that may exist between directors of MCO and rated entities, and between entities who hold ratings from MIS and have also publicly reported to the SEC an ownership interest in MCO of more than 5%, is posted annually at www.moodys.com under the heading “Shareholder Relations — Corporate Governance — Director and Shareholder Affiliation Policy.”

For Australia only: Any publication into Australia of this document is pursuant to the Australian Financial Services License of MOODY’S affiliate, Moody’s Investors Service Pty Limited ABN 61 003 399 657AFSL 336969 and/or Moody’s Analytics Australia Pty Ltd ABN 94 105 136 972 AFSL 383569 (as applicable). This document is intended to be provided only to “wholesale clients” within the meaning of section 761G of the Corporations Act 2001. By continuing to access this document from within Australia, you represent to MOODY’S that you are, or are accessing the document as a representative of, a “wholesale client” and that neither you nor the entity you represent will directly or indirectly disseminate this document or its contents to “retail clients” within the meaning of section 761G of the Corporations Act 2001. MOODY’S credit rating is an opinion as to the creditworthiness of a debt obligation of the issuer, not on the equity securities of the issuer or any form of security that is available to retail clients. It would be dangerous for retail clients to make any investment decision based on MOODY’S credit rating. If in doubt you should contact your financial or other professional adviser.

Announcement: Correction to Text, December 21, 2012 Press Release: Moody’s: No negative rating impact on the appointment of U.S. Bank National Association as successor Trustee and successor Collateral Agent and Citibank continuing as Certificate Administrator

Global Credit Research - 01 Feb 2013

New York, February 01, 2013 — In the list of impacted transactions, Moody’s has corrected the third item to the following:

CFCRE Commercial Mortgage Trust 2011-C2 Commercial Mortgage Pass-Through Certificates, Series 2011-C2 (and, pursuant to the terms of the related Pooling and Servicing Agreement in connection with the securitization of the RiverTown Crossings Mall companion loan, the COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates)

Please see Issuer/Deal Research page on moodys.com for the full corrected press release.

Sandra Ruffin

VP - Senior Credit Officer

Structured Finance Group

Moody’s Investors Service, Inc.

250 Greenwich Street

New York, NY 10007

U.S.A

JOURNALISTS: 212-553-0376

SUBSCRIBERS: 212-553-1653

Michael Gerdes

MD - Structured Finance

Structured Finance Group

JOURNALISTS: 212-553-0376

SUBSCRIBERS: 212-553-1653

Releasing Office:

Moody’s Investors Service, Inc.

250 Greenwich Street

New York, NY 10007

U.S.A

JOURNALISTS: 212-553-0376

SUBSCRIBERS: 212-553-1653

© 2013 Moody’s Investors Service, Inc. and/or its licensors and affiliates (collectively, “MOODYS”). All rights reserved.

CREDIT RATINGS ISSUED BY MOODY’S INVESTORS SERVICE, INC. (“MIS”) AND ITS AFFILIATES ARE MOODY’S CURRENT OPINIONS OF THE RELATIVE FUTURE CREDIT RISK OF ENTITIES, CREDIT COMMITMENTS, OR DEBT OR DEBT-LIKE SECURITIES, AND CREDIT RATINGS AND RESEARCH PUBLICATIONS PUBLISHED BY MOODY’S (“MOODY’S PUBLICATIONS”) MAY INCLUDE MOODY’S CURRENT OPINIONS OF THE RELATIVE FUTURE CREDIT RISK OF ENTITIES, CREDIT COMMITMENTS, OR DEBT OR DEBT-LIKE SECURITIES. MOODY’S DEFINES CREDIT RISK AS THE RISK THAT AN ENTITY MAY NOT MEET ITS CONTRACTUAL, FINANCIAL OBLIGATIONS AS THEY COME DUE AND ANY ESTIMATED FINANCIAL LOSS IN THE EVENT OF DEFAULT. CREDIT RATINGS DO NOT ADDRESS ANY OTHER RISK, INCLUDING BUT NOT LIMITED TO: LIQUIDITY RISK, MARKET VALUE RISK, OR PRICE VOLATILITY. CREDIT RATINGS AND MOODY’S OPINIONS INCLUDED IN MOODY’S PUBLICATIONS ARE NOT STATEMENTS OF CURRENT OR HISTORICAL FACT. CREDIT RATINGS AND MOODY’S PUBLICATIONS DO NOT CONSTITUTE OR PROVIDE INVESTMENT OR FINANCIAL ADVICE, AND CREDIT RATINGS AND MOODY’S PUBLICATIONS ARE NOT AND DO NOT PROVIDE RECOMMENDATIONS TO PURCHASE, SELL, OR HOLD PARTICULAR SECURITIES. NEITHER CREDIT RATINGS NOR MOODY’S PUBLICATIONS COMMENT ON THE SUITABILITY OF AN INVESTMENT FOR ANY PARTICULAR INVESTOR. MOODY’S ISSUES ITS CREDIT RATINGS AND PUBLISHES MOODY’S PUBLICATIONS WITH THE EXPECTATION AND UNDERSTANDING THAT EACH INVESTOR WILL MAKE ITS OWN STUDY AND EVALUATION OF EACH SECURITY THAT IS UNDER CONSIDERATION FOR PURCHASE, HOLDING, OR SALE.

ALL INFORMATION CONTAINED HEREIN IS PROTECTED BY LAW, INCLUDING BUT NOT LIMITED TO, COPYRIGHT LAW, AND NONE OF SUCH INFORMATION MAY BE COPIED OR OTHERWISE REPRODUCED, REPACKAGED, FURTHER TRANSMITTED, TRANSFERRED, DISSEMINATED, REDISTRIBUTED OR RESOLD, OR STORED FOR SUBSEQUENT USE FOR ANY SUCH PURPOSE, IN WHOLE OR IN PART, IN ANY FORM OR MANNER OR BYANY MEANS WHATSOEVER, BYANY PERSON WITHOUT MOODY’S PRIOR WRITTEN CONSENT. All information contained herein is obtained by MOODY’S from sources believed by it to be accurate and reliable. Because of the possibility of human or mechanical error as well as other factors, however, all information contained herein is provided “AS IS” without warranty of any kind. MOODY’S adopts all necessary measures so that the information it uses in assigning a credit rating is of sufficient quality and from sources Moody’s considers to be reliable, including, when appropriate, independent third-party sources. However, MOODY’S is not an auditor and cannot in every instance independently verify or validate information received in the rating process. Under no circumstances shall MOODY’S have any liability to any person or entity for (a) any loss or damage in whole or in part caused by, resulting from, or relating to, any error (negligent or otherwise) or other circumstance or contingency within or outside the control of MOODY’S or any of its directors, officers, employees or agents in connection with the procurement, collection, compilation, analysis, interpretation, communication, publication or delivery of any such information, or (b) any direct, indirect, special, consequential, compensatory or incidental damages whatsoever (including without limitation, lost profits), even if MOODY’S is advised in advance of the possibility of such damages, resulting from the use of or inability to use, any such information. The ratings, financial reporting analysis, projections, and other observations, if any, constituting part of the information contained herein are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each user of the information contained herein must make its own study and evaluation of each security it may consider purchasing, holding or selling. NO WARRANTY EXPRESS OR IMPLIED, AS TO THE ACCURACY, TIMELINESS, COMPLETENESS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY SUCH RATING OR OTHER OPINION OR INFORMATION IS GIVEN OR MADE BY MOODY’S IN ANY FORM OR MANNER WHATSOEVER.

MIS, a wholly-owned credit rating agency subsidiary of Moody’s Corporation (“MCO”), hereby discloses that most issuers of debt securities (including corporate and municipal bonds, debentures, notes and commercial paper) and preferred stock rated by MIS have, prior to assignment of any rating, agreed to pay to MIS for appraisal and rating services rendered by it fees ranging from $1,500 to approximately $2,500,000. MCO and MIS also maintain policies and procedures to address the independence of MIS’s ratings and rating processes. Information regarding certain affiliations that may exist between directors of MCO and rated entities, and between entities who hold ratings from MIS and have also publicly reported to the SEC an ownership interest in MCO of more than 5%, is posted annually at www.moodys.com under the heading “Shareholder Relations — Corporate Governance — Director and Shareholder Affiliation Policy.”

For Australia only: Any publication into Australia of this document is pursuant to the Australian Financial Services License of MOODY’S affiliate, Moody’s Investors Service Pty Limited ABN 61 003 399 657AFSL 336969 and/or Moody’s Analytics Australia Pty Ltd ABN 94 105 136 972 AFSL 383569 (as applicable). This document is intended to be provided only to “wholesale clients” within the meaning of section 761G of the Corporations Act 2001. By continuing to access this document from within Australia, you represent to MOODY’S that you are, or are accessing the document as a representative of, a “wholesale client” and that neither you nor the entity you represent will directly or indirectly disseminate this document or its contents to “retail clients” within the meaning of section 761G of the Corporations Act 2001. MOODY’S credit rating is an opinion as to the creditworthiness of a debt obligation of the issuer, not on the equity securities of the issuer or any form of security that is available to retail clients. It would be dangerous for retail clients to make any investment decision based on MOODY’S credit rating. If in doubt you should contact your financial or other professional adviser.

EXHIBIT C

[Fitch Ratings Confirmation Letter for COMM 2012-CCRE1]

C-1

Edwards, Camille

Subject:                                              COMM 2012-CCRE1 - Fitch Waiver

From: Scarlett.Shao@fitchratings.com [mailto:Scarlett.Shao@fitchratings.com]

Sent: Monday, January 14, 2013 10:06 AM

To: Hannon, John [ICG-CTS]

Cc: ‘info.cmbs@fitchratings.com’; Cupo, Jennifer [ICG-CTS]; Schluter, Karen [ICG-CTS]

Subject: RE: RAC Request: CFCRE 2011-C2 - Fitch

Hi John,

Fitch waives its right to review this request.

Thank you,

Scarlett Shao

Fitch Ratings-Structured Finance

One State Street Plaza 28th Floor

New York, NY 10004

P: 212-908-9169

F: 212-908-0267

scarlett.shao@fitchratings.com

From:	“Hannon, John” <john.hannon@citi.com>
To:	‘“Scarlett.Shao@fitchratings.com’” <Scarlett.Shao@fitchratings.com>, “‘info.cmbs@fitchratings.com’” <info.cmbs@fitchratings.com>
Cc:	“Cupo, Jennifer” <jennifer.cupo@citi.com>, “Schluter, Karen” <karen.schluter@citi.com>
Date:	01/08/2013 06:04 PM
Subject:	RE: RAC Request: CFCRE 2011-C2 - Fitch

Good Morning,
To “‘info.cmbs@fitchratings.com’”
After further review of the definition of No	<info.cmbs@fitchratings.com>
Downgrade Confirmation, please find attached our request for a No Downgrade	cc “Schluter, Karen” <karen.schluter@citi.com>,
Confirmation for COMM 2012-CCRE1	“Cupo, Jennifer” <jennifer.cupo@citi.com>
Commercial Mortgage Pass-Through
Certificates.
Subject RAC Request: CFCRE 2011-C2 - Fitch

This request is being made pursuant to the

definition of No Downgrade Confirmation in

the CFCRE Commercial Mortgage Trust

2011-C2 Commercial Mortgage Pass-

Through Certificates, Series 2011-C2 PSA

which requires in connection with any action

under the PSA that would affect the

servicing and administration of the

RiverTown Crossing Mall Companion Loan.

Please let me know if you have any

questions or require any additional

1

information.

Thank you in advance.

John Hannon

Vice President

Global Transaction Services

Citi

388 Greenwich Street, 14th Floor

New York, New York 10013

(P) 212-816-5693

(F) 212-816-5527

From: Scarlett.Shao@fitchratings.com

[mailto:Scarlett.Shao@fitchratings.com]

Sent: Monday, December 03, 2012 1:26 PM

To: Hannon, John [ICG-GTS]

Subject: Fw: RAC Request: CFCRE 2011-

C2 - Fitch

John,

The role of the trustee does not have direct

impact to the ratings of the transaction. As

such, Fitch waives its right to review this

request.

Thank you,

Scarlett Shao

Fitch Ratings-Structured Finance

One State Street Plaza 28th Floor

New York, NY 10004

P: 212-908-9169

F: 212-908-0267

scarlett.shao@fitchratings.com

Click here for the SF 4 Years On web portal

“Hannon, John”

<john.hannon@citi.com>

12-03-2012 11:48 AM

Good Afternoon,

Please find attached our request for a No Downgrade Confirmation for CFCRE Commercial Mortgage Trust 2011-C2 Commercial Mortgage Pass-Through Certificates, Series 2011-C2.

2

Please let me know if you have any questions or require any additional information.

Thank you in advance.

John Hannon

Vice President

Global Transaction Services

Citi

388 Greenwich Street, 14th Floor

New York, New York 10013

(P) 212-816-5693

(F) 212-816-5527

3

EXHIBIT D

[Moody’s Ratings Confirmation Letter for COMM 2012-CCRE1]

D-1

Announcement: Moody’s: No negative rating impact on the appointment of U.S. Bank National Association as successor Trustee and successor Collateral Agent and Citibank continuing as Certificate Administrator and Paying Agent in CMBS Transactions

Global Credit Research – 21 Dec 2012

New York, December 21, 2012 — Moody’s has determined that the following actions (the “Proposal”): (1) the appointment of U.S. Bank National Association (“U.S. Bank”) as successor Trustee following the resignation of Citibank from such capacity; (2) the appointment of U.S. Bank as successor CMBS Trustee following the resignation of Citibank from such capacity; (3) the appointment of U.S. Bank as successor Collateral Agent following the resignation of Citibank from such capacity; and (4) Citibank continuing in its capacity as Certificate Administrator and Paying Agent, each will not, in and of itself and at this time, result in a downgrade or withdrawal of the current ratings of the following transactions, as applicable:

7 WTC Depositor, LLC Trust 2012-WTC Commercial Pass-Through Certificates, Series 2012-7WTC and New York Liberty Development Corporation Liberty Revenue Refunding Bonds, Series 2012

CFCRE Commercial Mortgage Trust 2011-C1 Commercial Mortgage Pass-Through Certificates, Series 2011-C1

CFCRE Commercial Mortgage Trust 2011-C2 Commercial Mortgage Pass-Through Certificates, Series 2011-C2

DDR I Depositor LLC Trust 2009 Commercial Mortgage Pass-Through Certificates, Series 2009-DDR I

Citibank’s Proposal includes the following features: (1) Amounts on deposit in the transactions’ segregated trust accounts held by Citibank (the “Accounts”) meet Moody’s current rating implementation guidance as outlined in “The Temporary Use of Cash in Structured Transactions: Eligible Investment Guidelines”, dated December 9, 2008; (2) If Moody’s changes its applicable criteria or ratings implementation guidance, so that Moody’s rating of Citibank at such time is below the applicable minimum rating threshold required to hold funds overnight in segregated trust accounts for the above transactions, within 30 days Citibank will establish an Eligible Account with an Eligible Institution into which Citibank will deposit, on the same day as receipt, all amounts remitted to the transaction’s Distribution Account, so as to avoid holding any transaction funds overnight. If Citibank’s rating falls below the applicable minimum threshold to hold transaction funds intraday, then Citibank will arrange for all transaction funds to be deposited only in an Eligible Account.

Moody’s opinion addresses only the credit impact associated with the Proposal, and Moody’s is not expressing any opinion as to whether the Proposal has, or could have, other non-credit related effects that may have a detrimental impact on the interests of certificateholders or transaction parties for the Deal.

Moody’s has assessed Citibank’s Proposal, described above, as a result of the downgrade of Citibank to A3 / P-2 on June 21, 2012. Moody’s has assessed the probability and impact of a default of Citibank on the ability of the Issuer to meet its obligations under the transaction, including the impact to the transaction resulting from the loss of any cash held by Citibank should it default and any transaction-related loss that may be incurred after that time due to any delay in redirecting payments to a new account or taking any other appropriate action.

In assessing the Proposal, Moody’s has considered the rating implementation guidance entitled “The Temporary Use of Cash in Structured Transactions: Eligible Investment Guidelines” published in December 2008. Please see the Credit Policy page on www.moodys.com for a copy of this rating implementation guidance.

Moody’s notes that on July 2, 2012, it released a Request for Comment, in which the rating agency has requested market feedback on potential changes to its rating implementation guidance for the temporary use of cash in structured finance transactions. Please refer to Moody’s Request for Comment, entitled “The Temporary Use of Cash in Structured Finance Transactions: Eligible Investment and Bank Guidelines: Request for Comment” for further details regarding the implications of the proposed methodology changes on Moody’s ratings.

Sandra Ruffin

VP – Senior Credit Officer

Structured Finance Group

Moody’s Investors Service, Inc.

250 Greenwich Street

New York, NY 10007

U.S.A.

JOURNALISTS: 212-553-0376

SUBSCRIBERS: 212-553-1653

Michael Gerdes

MD - Structured Finance

Structured Finance Group

JOURNALISTS: 212-553-0376

SUBSCRIBERS: 212-553-1653

Releasing Office:

Moody’s Investors Service, Inc.

250 Greenwich Street

New York, NY 10007

U.S.A.

JOURNALISTS: 212-553-0376

SUBSCRIBERS: 212-553-1653

© 2013 Moody’s Investors Service, Inc. and/or its licensors and affiliates (collectively, “MOODY’S”). All rights reserved.

CREDIT RATINGS ISSUED BY MOODY’S INVESTORS SERVICE, INC. (“MIS”)AND ITS AFFILIATES ARE MOODY’S CURRENT OPINIONS OF THE RELATIVE FUTURE CREDIT RISK OF ENTITIES, CREDIT COMMITMENTS, OR DEBT OR DEBT-LIKE SECURITIES, AND CREDIT RATINGS AND RESEARCH PUBLICATIONS PUBLISHED BY MOODY’S (“MOODY’S PUBLICATIONS”) MAY INCLUDE MOODY’S CURRENT OPINIONS OF THE RELATIVE FUTURE CREDIT RISK OF ENTITIES, CREDIT COMMITMENTS, OR DEBT OR DEBT-LIKE SECURITIES. MOODY’S DEFINES CREDIT RISK AS THE RISK THAT AN ENTITY MAY NOT MEET ITS CONTRACTUAL, FINANCIAL OBLIGATIONS AS THEY COME DUE AND ANY ESTIMATED FINANCIAL LOSS IN THE EVENT OF DEFAULT. CREDIT RATINGS DO NOT ADDRESS ANY OTHER RISK, INCLUDING BUT NOT LIMITED TO: LIQUIDITY RISK, MARKET VALUE RISK, OR PRICE VOLATILITY. CREDIT RATINGS AND MOODY’S OPINIONS INCLUDED IN MOODY’S PUBLICATIONS ARE NOT STATEMENTS OF CURRENT OR HISTORICAL FACT. CREDIT RATINGS AND MOODY’S PUBLICATIONS DO NOT CONSTITUTE OR PROVIDE INVESTMENT OR FINANCIAL ADVICE, AND CREDIT RATINGS AND MOODY’S PUBLICATIONS ARE NOT AND DO NOT PROVIDE RECOMMENDATIONS TO PURCHASE, SELL, OR HOLD PARTICULAR SECURITIES. NEITHER CREDIT RATINGS NOR MOODY’S PUBLICATIONS COMMENT ON THE SUITABILITY OF AN INVESTMENT FOR ANY PARTICULAR INVESTOR. MOODY’S ISSUES ITS CREDIT RATINGS AND PUBLISHES MOODY’S PUBLICATIONS VVITH THE EXPECTATION AND UNDERSTANDING THAT EACH INVESTOR WILL MAKE ITS OWN STUDY AND EVALUATION OF EACH SECURITY THAT IS UNDER CONSIDERATION FOR PURCHASE, HOLDING, OR SALE.

ALL INFORMATION CONTAINED HEREIN IS PROTECTED BY LAW, INCLUDING BUT NOT LIMITED TO, COPYRIGHT LAW, AND NONE OF SUCH INFORMATION MAY BE COPIED OR OTHERWISE REPRODUCED, REPACKAGED, FURTHER TRANSMITTED, TRANSFERRED, DISSEMINATED, REDISTRIBUTED OR RESOLD, OR STORED. FOR SUBSEQUENT USE FOR ANY SUCH PURPOSE, IN WHOLE OR IN PART, IN ANY FORM OR MANNER OR BYANY MEANS WHATSOEVER, BY ANY PERSON WITHOUT MOODY’S PRIOR WRITTEN CONSENT. All information contained herein is obtained by MOODY’S from sources believed by it to be accurate and reliable. Because of the possibility of human or mechanical error as well as other factors, however, all information contained herein is provided “AS IS” without warranty of any kind. MOODY’S adopts all necessary measures so that the information it uses in assigning a credit rating is of sufficient quality and from sources Moody’s considers to be reliable, including, when appropriate, independent third-party sources. However, MOODY’S is not an auditor and cannot in every instance independently verify or validate information received in the rating process. Under no circumstances shall MOODY’S have any liability to any person or entity for (a) any loss or damage in whole or in part caused by, resulting from, or relating to, any error (negligent or otherwise) or other circumstance or contingency within or outside the control of MOODY’S or any of its directors, officers, employees or agents in connection with the procurement, collection, compilation, analysis, interpretation, communication, publication or delivery of any such information, or (b) any direct, indirect, special, consequential, compensatory or incidental damages whatsoever (including without limitation, lost profits), even if MOODY’S is advised in advance of the possibility of such damages, resulting from the use of or inability to use, any such information. The ratings, financial reporting analysis, projections, and other observations, if any, constituting part of the information contained herein are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each user of the information contained herein must make its own study and evaluation of each security it may consider purchasing, holding or selling. NO WARRANTY EXPRESS OR IMPLIED, AS TO THE ACCURACY, TIMELINESS, COMPLETENESS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY SUCH RATING OR OTHER OPINION OR INFORMATION IS GIVEN OR MADE BY MOODY’S IN ANY FORM OR MANNER WHATSOEVER.

MIS, a wholly-owned credit rating agency subsidiary of Moody’s Corporation (“MCO”), hereby discloses that most issuers of debt securities (including corporate and municipal bonds, debentures, notes and commercial paper) and preferred stock rated by MIS have, prior to assignment of any rating, agreed to pay to MIS for appraisal and rating services rendered by it fees ranging from $1,500 to approximately $2,500,000. MCO and MIS also maintain policies and procedures to address the independence of MIS’s ratings and rating processes. Information regarding certain affiliations that may exist between directors of MCO and rated entities, and between entities who hold ratings from MIS and have also publicly reported to the SEC an ownership interest in MCO of more than 5%, is posted annually at www.moodys.com under the heading “Shareholder Relations — Corporate Governance — Director and Shareholder Affiliation Policy.”

For Australia only: Any publication into Australia of this document is pursuant to the Australian Financial Services License of MOODY’S affiliate, Moody’s Investors Service Pty Limited ABN 61 003 399 657AFSL 336969 and/or Moody’s Analytics Australia Pty Ltd ABN 94 105 136 972 AFSL 383569 (as applicable). This document is intended to be provided only to “wholesale clients” within the meaning of section 761G of the Corporations Act 2001. By continuing to access this document from within Australia, you represent to MOODY’S that you are, or are accessing the document as a representative of, a “wholesale client” and that neither you nor the entity you represent will directly or indirectly disseminate this document or its contents to “retail clients” within the meaning of section 761G of the Corporations Act 2001. MOODY’S credit rating is an opinion as to the creditworthiness of a debt obligation of the issuer, not on the equity securities of the issuer or any form of security that is available to retail clients. It would be dangerous for retail clients to make any investment decision based on MOODY’S credit rating. If in doubt you should contact your financial or other professional adviser.

Announcement: Correction to Text, December 21, 2012 Press Release: Moody’s: No negative rating impact on the appointment of U.S. Bank National Association as successor Trustee and successor Collateral Agent and Citibank continuing as Certificate Administrator

Global Credit Research - 01 Feb 2013

New York, February 01, 2013 — In the list of impacted transactions, Moody’s has corrected the third item to the following:

CFCRE Commercial Mortgage Trust 2011-02 Commercial Mortgage Pass-Through Certificates, Series 2011-02 (and, pursuant to the terms of the related Pooling and Servicing Agreement in connection with the securitization of the RiverTown Crossings Mall companion loan, the COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates)

Please see Issuer/Deal Research page on moodys.com for the full corrected press release.

Sandra Ruffin

VP - Senior Credit Officer

Structured Finance Group

Moody’s Investors Service, Inc.

250 Greenwich Street

New York, NY 10007

U.S.A

JOURNALISTS: 212-553-0376

SUBSCRIBERS: 212-553-1653

Michael Gerdes

MD - Structured Finance

Structured Finance Group

JOURNALISTS: 212-553-0376

SUBSCRIBERS: 212-553-1653

Releasing Office:

Moody’s Investors Service, Inc.

250 Greenwich Street

New York, NY 10007

U.S.A.

JOURNALISTS: 212-553-0376

SUBSCRIBERS: 212-553-1653

© 2013 Moody’s Investors Service, Inc. and/or its licensors and affiliates (collectively, “MOODY’S”). All rights reserved.

CREDIT RATINGS ISSUED BY MOODY’S INVESTORS SERVICE, INC. (“MIS”) AND ITS AFFILIATES ARE MOODY’S CURRENT OPINIONS OF THE RELATIVE FUTURE CREDIT RISK OF ENTITIES, CREDIT COMMITMENTS, OR DEBT OR DEBT-LIKE SECURITIES, AND CREDIT RATINGS AND RESEARCH PUBLICATIONS PUBLISHED BY MOODY’S (“MOODY’S PUBLICATIONS”) MAY INCLUDE MOODY’S CURRENT OPINIONS OF THE RELATIVE FUTURE CREDIT RISK OF ENTITIES, CREDIT COMMITMENTS, OR DEBT OR DEBT-LIKE SECURITIES. MOODY’S DEFINES CREDIT RISK AS THE RISK THAT AN ENTITY MAY NOT MEET ITS CONTRACTUAL, FINANCIAL OBLIGATIONS AS THEY COME DUE AND ANY ESTIMATED FINANCIAL LOSS IN THE EVENT OF DEFAULT. CREDIT RATINGS DO NOT ADDRESS ANY OTHER RISK, INCLUDING BUT NOT LIMITED TO: LIQUIDITY RISK, MARKET VALUE RISK, OR PRICE VOLATILITY. CREDIT RATINGS AND MOODY’S OPINIONS INCLUDED IN MOODY’S PUBLICATIONS ARE NOT STATEMENTS OF CURRENT OR HISTORICAL FACT. CREDIT RATINGS AND MOODY’S PUBLICATIONS DO NOT CONSTITUTE OR PROVIDE INVESTMENT OR FINANCIAL ADVICE, AND CREDIT RATINGS AND MOODY’S PUBLICATIONS ARE NOT AND DO NOT PROVIDE RECOMMENDATIONS TO PURCHASE, SELL, OR HOLD PARTICULAR SECURITIES. NEITHER CREDIT RATINGS NOR MOODY’S PUBLICATIONS COMMENT ON THE SUITABILITY OF AN INVESTMENT FOR ANY PARTICULAR INVESTOR. MOODY’S ISSUES ITS CREDIT RATINGS AND PUBLISHES MOODY’S PUBLICATIONS WITH THE EXPECTATION AND UNDERSTANDING THAT EACH INVESTOR WILL MAKE ITS OWN STUDY AND EVALUATION OF EACH SECURITY THAT IS UNDER CONSIDERATION FOR PURCHASE, HOLDING, OR SALE.

ALL INFORMATION CONTAINED HEREIN IS PROTECTED BY LAW, INCLUDING BUT NOT LIMITED TO, COPYRIGHT LAW, AND NONE OF SUCH INFORMATION MAY BE COPIED OR OTHERWISE REPRODUCED, REPACKAGED, FURTHER TRANSMITTED, TRANSFERRED, DISSEMINATED, REDISTRIBUTED OR RESOLD, OR STORED FOR SUBSEQUENT USE FOR ANY SUCH PURPOSE, IN WHOLE OR IN PART, IN ANY FORM OR MANNER OR BYANY MEANS WHATSOEVER, BYANY PERSON WITHOUT MOODY’S PRIOR WRITTEN CONSENT. All information contained herein is obtained by MOODY’S from sources believed by it to be accurate and reliable. Because of the possibility of human or mechanical error as well as other factors, however, all information contained herein is provided “AS IS” without warranty of any kind. MOODY’S adopts all necessary measures so that the information it uses in assigning a credit rating is of sufficient quality and from sources Moody’s considers to be reliable, including, when appropriate, independent third-party sources. However, MOODY’S is not an auditor and cannot in every instance independently verify or validate information received in the rating process. Under no circumstances shall MOODY’S have any liability to any person or entity for (a) any loss or damage in whole or in part caused by, resulting from, or relating to, any error (negligent or otherwise) or other circumstance or contingency within or outside the control of MOODY’S or any of its directors, officers, employees or agents in connection with the procurement, collection, compilation, analysis, interpretation, communication, publication or delivery of any such information, or (b) any direct, indirect, special, consequential, compensatory or incidental damages whatsoever (including without limitation, lost profits), even if MOODY’S is advised in advance of the possibility of such damages, resulting from the use of or inability to use, any such information. The ratings, financial reporting analysis, projections, and other observations, if any, constituting part of the information contained herein are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each user of the information contained herein must make its own study and evaluation of each security it may consider purchasing, holding or selling. NO WARRANTY EXPRESS OR IMPLIED, AS TO THE ACCURACY TIMELINESS, COMPLETENESS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY SUCH RATING OR OTHER OPINION OR INFORMATION IS GIVEN OR MADE BY MOODY’S IN ANY FORM OR MANNER WHATSOEVER.

MIS, a wholly-owned credit rating agency subsidiary of Moody’s Corporation (“MCO”), hereby discloses that most issuers of debt securities (including corporate and municipal bonds, debentures, notes and commercial paper) and preferred stock rated by MIS have, prior to assignment of any rating, agreed to pay to MIS for appraisal and rating services rendered by it fees ranging from $1,500 to approximately $2,500,000. MCO and MIS also maintain policies and procedures to address the independence of MIS’s ratings and rating processes. Information regarding certain affiliations that may exist between directors of MCO and rated entities, and between entities who hold ratings from MIS and have also publicly reported to the SEC an ownership interest in MCO of more than 5%, is posted annually at www.moodys.com under the heading “Shareholder Relations — Corporate Governance — Director and Shareholder Affiliation Policy.”

For Australia only: Any publication into Australia of this document is pursuant to the Australian Financial Services License of MOODY’S affiliate, Moody’s Investors Service Pty Limited ABN 61 003 399 657AFSL 336969 and/or Moody’s Analytics Australia Pty Ltd ABN 94 105 136 972 AFSL 383569 (as applicable). This document is intended to be provided only to “wholesale clients” within the meaning of section 761G of the Corporations Act 2001. By continuing to access this document from within Australia, you represent to MOODY’S that you are, or are accessing the document as a representative of, a “wholesale client” and that neither you nor the entity you represent will directly or indirectly disseminate this document or its contents to “retail clients” within the meaning of section 761G of the Corporations Act 2001. MOODY’S credit rating is an opinion as to the creditworthiness of a debt obligation of the issuer, not on the equity securities of the issuer or any form of security that is available to retail clients. It would be dangerous for retail clients to make any investment decision based on MOODY’S credit rating. If in doubt you should contact your financial or other professional adviser.

EXHIBIT E

[KBRA Ratings Confirmation Letter for COMM 2012-CCRE1]

E-1

Edwards, Camille

Subject:	COMM 2012-CCRE1 - KBRA Waiver

From: Allison Werry [mailto:awerry@krollbondratings.com]

Sent: Thursday, January 10, 2013 4:54 PM

To: Hannon, John [ICG-CTS]

Cc: Eric Thompson; Robin Regan; CMBS Surveillance

Subject: RE: COMM 2012-CCRE1 RAC Request - Kroll

Hi John,

KBRA declines to review the subject request. Please feel free to contact me with any questions.

Best regards,

Allison

Allison Werry

Kroll Bond Rating Agency, Inc.

845 Third Avenue | New York, NY 10022

Phone: 646-731-2335 | Cell Phone: 917-797-6704

E-mail: awerry@krollbondratings.com

From: Hannon, John [mailto:john.hannon@citi.com]

Sent: Tuesday, January 08, 2013 6:03 PM

To: CMBS Surveillance

Cc: Cupo, Jennifer ; Schluter, Karen

Subject: COMM 2012-CCRE1 RAC Request - Kroll

Please find attached our request for a No Downgrade Confirmation for COMM 2012-CCRE1 Commercial Mortgage Pass- Through Certificates.

This request is being made pursuant to the definition of No Downgrade Confirmation in the CFCRE Commercial Mortgage Trust 2011-C2 Commercial Mortgage Pass-Through Certificates, Series 2011-C2 PSA which requires in connection with any action under the PSA that would affect the servicing and administration of the RiverTown Crossing Mall Companion Loan.

Thank you in advance.

John Hannon

Vice President

Global Transaction Services

Citi

388 Greenwich Street, 14th Floor

New York, New York 10013

(P) 212-816-5693

(F) 212-816-5527

1